CAPSTONE NEW ZEALAND FUND (CNZLX)
--------------------------------------------------------------------------------
Dear Shareholders:

We are pleased to present this annual report on the Capstone New Zealand Fund (the "Fund") for the fiscal year ended October 31, 1999. The Fund's net asset value ("NAV") at October 31, 1999 was US $9.27 per share compared to US $7.73 at the end of our October 31, 1998 fiscal year, an increase of approximately 20%. In addition, a dividend of $.034 was paid January 6, 1999.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. During the fiscal year ended October 31, 1999, the NZSCI increased by approximately 37% in New Zealand dollars or approximately 33% in United States dollars. For the same period, the Fund's total return was approximately 20% in United States dollars. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect currency conversions, cash positions, brokerage costs or administrative or management fees incurred by the fund or individual investor.


LINE CHART:

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                    CAPSTONE NEW ZEALAND FUND AND THE NZSCI


Past performance is not predictive of future results.

          NEW ZEALAND FUND           NZSCI           NZSCI (US $)
                10000                 10000               10000
10/31/92         9750                 15334               14608
10/31/93        11610                 22902               23023
10/31/94        10750                 20936               23406
10/31/95        12064                 20001               20680
10/31/96        14480                 24141               30980
10/31/97        12966                 24370               31968
10/31/98         9092                 19312               18545
10/31/99        10945                 26466               24611


                          AVERAGE ANNUAL TOTAL RETURNS
                                 as of 10/31/99
                 1 Year          5 Year           Inception
                 20.38%          0.36%              1.15%


                           NEW ZEALAND MARKET OVERVIEW

We commented in the April 30, 1999 semi-annual report that the New Zealand economy appeared to be on the road to an expected period of substantial growth because of an improving current account deficit, increased consumer and business confidence and no indication of inflation. This still appears to be the overall case and we believe that the economy is in the midst of a long term expansion phase. However, the Gross Domestic Product ("GDP") for the June 1999 quarter was disappointing as was the current account deficit result for the same period causing us to believe that the expansion will encounter a few bumps along the way.

GDP for the June 1999 quarter contracted 0.3%, which was considerably worse than what was expected by the consensus. As a consequence, the New Zealand dollar ("NZD") weakened and equity investors became cautious. The impact of an ongoing drought and the end of the recovery from the slump in the exports to Asia are the primary reasons for the poor GDP result. However, the weaker NZD is good news for exporters and we believe that exports will be the driving force behind the economic expansion. There is nothing in the data that suggests the economic recovery is near its end and most experts are estimating a 3.0% average growth per annum the next three years. In fact, Treasurer Bill English stated that "the economy has recovered from last year's recession and is set for solid growth." Our view of a positive economic trend remains unchanged.

                                               CAPSTONE NEW ZEALAND FUND (CNZLX)
--------------------------------------------------------------------------------
The current account deficit still remains the primary focus of the investment community. The latest result ending June 1999 was 6.3% of GDP, which was below the consensus forecast. However, many experts believe that the deficit will climb to over 7.0% of GDP in the relatively near future. These estimates confirm the fact that New Zealand is vulnerable to any external shock such as rising global interest rates or New Zealand's increasing external debt. In order for the deficit to turn around, an improvement in the merchandise trade balance (which is when imports exceed exports) is necessary. Because of the weaker currency, we are anticipate that the trade balance will turn the corner the middle of next year and this should help to lower the current account deficit which in turn should lower the risk premium on New Zealand assets.

Although there has been a downward adjustment to estimated GDP growth and an increasing current account deficit in the short-term, we are still optimistic that the New Zealand economy should be strong over the next several quarters. We feel that we have positioned the portfolio to participate in that growth by investing in companies that should benefit from a weaker currency such as the transportation sector.


                              NEW ZEALAND POLITICS

A general election was held November 27, 1999 and there was a change in government (National/ACT coalition) from a center-right to a center-left (Labor/Alliance coalition). The possible effects from the new government could be:

         1) Slightly higher interest rates because of increased government spending,

         2) Less volatility in the exchange/interest rates because the government will require the Reserve Bank to use more instruments to implement monetary policy, and

         3)    Benefits for exporters because of government assistance.

                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At October 31, 1999, the percentages of equity investments of the Fund by major industry categories were as follows:

       Port Operations                                 14.0%             Investment Companies                   2.8%
       Transportation                                  11.9%             Utilities (Electric)                   5.4%
       Insurance                                        4.9%             Environmental Control                  9.1%
       Miscellaneous                                    7.2%             Real Estate                            2.3%
       Media                                           12.0%             Stock & Station Services               4.0%
       Electrical Manufacturing                         4.5%             Oil & Gas                              2.0%
       Horticultural Supplier                           7.2%             Vehicle Distributor                    1.1%
       Retail                                           3.0%             Forestry                               3.3%
       Tourist Services                                 2.4%



Should you have any questions, please feel free to contact us and we thank you for your continued support.

Sincerely,

/s/ Robert W. Scharar                          /s/ W. Lance Hall
------------------------------                 ------------------------------
Robert W. Scharar                              W. Lance Hall
President and Portfolio Manager                Assistant Portfolio Manager

*The New Zealand Small Company Index is composed of approximately 100 equity securities, excluding those in the New Zealand Stock Exchange-40 Index, weighted by their full market capitalization.


                                                                                             CAPSTONE NEW ZEALAND FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
COMMON STOCKS - (88.51%)                                                  SHARES         (NOTE 1-A)             ASSETS
                                                                          ------         ----------             ------
BROADCAST MEDIA - (9.54%)
Radioworks New Zealand, Limited                                         117,952         $  414,966               9.54%


ELECTRICAL/APPLIANCE MANUFACTURING - (4.05%)
Fisher & Paykel Industries                                               58,030            176,249               4.05%


ENVIRONMENTAL CONTROL - (8.25%)
Waste Management NZ, Limited                                            177,154            358,701               8.25%


FINANCE - (3.44%)
Australia Webs Index Series                                               5,000             50,313               1.17%
Montana Group Nz, Limited                                                92,000             98,729               2.27%
                                                                                          ---------             ------
                                                                                           149,042               3.44%


HORTICULTURE SUPPLIER - (6.53%)
Fruitfed Supplies, Limited                                              449,000            284,105               6.53%


INSURANCE - (4.48%)
Metlifecare, Limited                                                    192,500            194,887               4.48%


INVESTMENT COMPANIES - (2.51%)
Hellaby Holdings, Limited                                                61,640             55,228               1.27%
Westpac Investments, Limited (a)                                         13,889             53,784               1.24%
                                                                                          ---------             ------
                                                                                           109,012               2.51%


LUMBER & WOOD PRODUCTS - (3.03%))
Evergreen Forest, Limited (a)                                           500,000            131,612               3.03%


MANUFACTURING - (0.37%)
Steel & Tube Holdings, Limited                                           20,000             16,198               0.37%


MANUFACTURING DISTRIBUTION - (1.02%)
Scott Technologies, Limited                                              36,697             44,582               1.02%

                                                                                             CAPSTONE NEW ZEALAND FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
                                                                          SHARES         (NOTE 1-A)             ASSETS
                                                                          ------         ----------             ------
MEDIA - (1.40%)
Independent Newspapers, Limited                                          15,000         $   60,744               1.40%


OIL & GAS - (1.79%)
New Zealand Refining Co., Limited                                        13,647             77,716               1.79%


PORT OPERATIONS - (12.71%)
Lyttleton Port Co., Limited                                             276,250            209,757               4.83%
Northland Port Corporation                                              302,300            191,280               4.40%
South Port New Zealand, Limited                                         336,500            151,599               3.48%
                                                                                          ---------             ------
                                                                                           552,636              12.71%


REAL ESTATE - (2.11%)
Capital Properties New Zealand Limited (a)                               50,000             12,655               0.29%
Kiwi Income Property Trust                                              140,000             79,372               1.82%
                                                                                          ---------             ------
                                                                                            92,027               2.11%


RETAIL - DEPARTMENT STORES - (2.69%)
Arthur Barnett, Limited                                                 210,300            117,099               2.69%


STOCK & STATION SERVICES - (3.68%)
Williams & Keattle, Limited                                             153,500            160,066               3.68%


TECHNOLOGY SERVICES - (0.74%)
Advantage Group, Limited (a)                                             25,000             32,017               0.74%


TEXTILES - MANUFACTURING - (0.98%)
Donaghy's, Limited                                                       58,715             42,799               0.98%


TOURIST SERVICES - (2.20%)
Tourism Holdings, Limited                                                66,666             95,840               2.20%

                                                                                             CAPSTONE NEW ZEALAND FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
                                                                          SHARES         (NOTE 1-A)             ASSETS
                                                                          ------         ----------             ------
TRANSPORTATION - (10.78%)
Air New Zealand, Limited - Class B                                      112,600         $  166,435               3.83%
Auckland International Airport, Limited                                  50,000             69,350               1.59%
Mainfreight, Limited                                                    241,250            195,393               4.49%
Owens Group, Limited                                                     56,500             38,038               0.87%
                                                                                          ---------             ------
                                                                                           469,216              10.78%

UTILITIES - ELECTRIC - (5.19%)
Infrastructure & Utilities Corporation, Limited                         294,729            214,836               4.94%
Infrastructure & Utilities Corporation, Limited Warrants                 55,972             11,050               0.25%
                                                                                          ---------             ------
                                                                                           225,886               5.19%


VEHICLE DISTRIBUTOR - (1.02%)
The Colonial Motor Co., Limited                                          33,010             44,280               1.02%


TOTAL COMMON STOCK (Cost $4,572,515)                                                     3,849,680              88.51%


BONDS (2.56%)                                                          PAR VALUE

Evergreen Forest, zero coupon, due 3/19/09                              $45,000             22,779               0.52%
Infrastructure & Utility Bond, 6.90% due 3/31/04                         55,972             39,666               0.91%
State Bank of South Australia, 9.00%, due 7/30/02                        94,000             48,890               1.13%
                                                                                          ---------             ------

         TOTAL BONDS (Cost $117,637)                                                       111,335               2.56%


         TOTAL INVESTMENTS (Cost $4,690,152)                                              3,961,015             91.07%
         OTHER ASSETS, LESS LIABILITIES                                                     388,385              8.93%
                                                                                         ----------            -------
         NET ASSETS                                                                      $4,349,400            100.00%
                                                                                         ==========            =======


(a) Non-income producing security

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                             CAPSTONE NEW ZEALAND FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------


ASSETS:
         Investments in securities at market value (identified cost $4,690,152) (Note 1A)                 $ 3,961,015
         Cash                                                                                                   3,116
         Foreign currency, at value (identified cost $382,128) (Note 1B)                                      377,846
         Receivable for securities sold                                                                        60,380
         Dividends receivable                                                                                   8,477
         Interest receivable                                                                                    1,271
         Receivable for capital stock sold                                                                     41,223
                                                                                                        -------------

                Total Assets                                                                                4,453,328
                                                                                                        -------------

LIABILITIES:

         Payable for capital stock redeemed                                                                    48,181
         Accrued expenses                                                                                      55,747
                                                                                                        -------------

                Total Liabilities                                                                             103,928
                                                                                                        -------------

NET ASSETS                                                                                                $ 4,349,400
                                                                                                        =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($4,349,400 / 468,982 shares of beneficial interest outstanding)                                          $      9.27
                                                                                                        =============

SOURCE OF NET ASSETS:

         Paid in capital                                                                                  $ 5,305,299
         Accumulated net realized loss on investments                                                        (244,413)
         Undistributed net investment income                                                                   22,234
         Net unrealized depreciation on securities and foreign currencies                                    (733,720)
                                                                                                        -------------



                                                                                                          $ 4,349,400
                                                                                                        =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                             CAPSTONE NEW ZEALAND FUND
STATEMENT OF OPERATIONS FOR YEAR ENDED OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:

         Dividend income                                                                                   $   238,164
         Interest income                                                                                        23,888
                                                                                                           -----------
              Total Investment Income                                                                          262,052

         Expenses: (Note 2)
              Advisory fees                                                                    $  35,350
              Distribution fees                                                                   11,783
              Administrative services                                                             11,783
              Transfer agent fees                                                                 27,153
              Reports and notices to stockholders                                                 14,312
              Audit fees                                                                          10,500
              Legal fees                                                                          13,225
              Directors' fees and expenses                                                         6,095
              Custodian fees                                                                       2,160
              Fund accounting fees                                                                45,413
              Registration and filing fees                                                        13,350
              Miscellaneous                                                                        3,779
                                                                                              ----------

               Total Expenses                                                                                  194,903
                                                                                                           -----------

                     Net Investment Income                                                                      67,149
                                                                                                           -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized gain from security transactions                                                          131,325
         Net realized loss on conversion of foreign currencies to U.S. Dollars                                (25,078)
         Unrealized depreciation of investments:
              Beginning of period                                                             (1,431,240)
              End of period                                                                     (733,720)
                                                                                              ----------



              Net change in unrealized depreciation of investments                                             697,520
                                                                                                           -----------

              Net realized and unrealized gain on investments                                                  803,767
                                                                                                           -----------

                  Net increase in net assets resulting from operations                                     $   870,916
                                                                                                           ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                                             CAPSTONE NEW ZEALAND FUND
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------

                                                                           YEAR ENDED                YEAR ENDED
                                                                        OCTOBER 31, 1999          OCTOBER 31, 1998
                                                                        ------------------------------------------

OPERATIONS:
     Net investment income                                                 $   67,149                  $  77,631
     Net realized gain on investments                                         106,247                   (441,386)
     Net change in unrealized depreciation of investments, forward
         currency contracts and foreign currencies                            697,520                 (1,572,789)
                                                                          -----------                -----------
     Net increase (decrease) in net assets resulting from operations          870,916                 (1,936,544)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                    (19,837)                  (108,946)

CAPITAL SHARE TRANSACTIONS:
     Decrease in net assets resulting from capital
         share transactions (Note 3)                                         (995,944)                  (304,273)
                                                                          -----------                -----------
         Total increase (decrease) in net assets                             (144,865)                (2,349,763)


NET ASSETS
     Beginning of period                                                    4,494,265                  6,844,028
                                                                          -----------                -----------
     End of year (including undistributed net investment
         income of $22,234 and $0, respectively)                           $4,349,400                 $4,494,265
                                                                          ===========                ===========
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                       CAPSTONE NEW ZEALAND FUND

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. At October 31, 1999, the Fund had a capital loss carryforward of $244,413 which expires in 2006. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .25% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1999, the Fund paid $11,783 in 12b-1 fees. Of this amount approximately 10.9% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1999, directors of the Fund who are not "interested persons" received directors' fees of $6,095.

                                                       CAPSTONE NEW ZEALAND FUND
NOTE 3 - CAPITAL STOCK

     At October 31, 1999 there were 468,982 shares outstanding. Transactions in capital stock were as follows:

                                                                       YEAR ENDED                      YEAR ENDED
                                                                    OCTOBER 31, 1999                OCTOBER 31, 1998
                                                                    ----------------                ----------------
                                                                 SHARES           AMOUNT         SHARES           AMOUNT
                                                                 ------           ------         ------           ------
Shares sold                                                     436,155      $ 3,998,312        368,702      $ 2,861,378
Shares issued to shareholders in reinvestment of
  distributions                                                   1,506           13,454          9,459           92,030
                                                                -------      -----------        -------      -----------
                                                                437,661        4,011,766        378,161        2,953,408
Shares redeemed                                                (549,711)      (5,007,710)      (405,271)      (3,257,681)
                                                                -------      -----------        -------      -----------
    Net Decrease                                               (112,050)     $  (995,944)       (27,110)     $  (304,273)
                                                                =======      ===========        =======      ===========



NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $363,917 and $1,860,490 respectively. At October 31, 1999, the cost of investments for Federal income tax purposes was $4,690,152. Accumulated net unrealized depreciation on investments was $729,137 consisting of $577,777 gross unrealized appreciation and $1,306,914 gross unrealized depreciation.

                                                       CAPSTONE NEW ZEALAND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                                                         YEARS ENDED OCTOBER 31,
                                                                         --------------------------------------------------

                                                                         1999       1998        1997        1996       1995
                                                                       ------     ------      ------      ------     ------

PER SHARE DATA
--------------
Net asset value at beginning of period                                 $ 7.73     $11.25      $12.73      $11.12     $10.44
                                                                       ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income                                               0.13       0.14        0.24        0.19       0.31
     Net realized and unrealized gain (loss)                             1.44      (3.46)      (1.55)       1.93       0.90
                                                                       ------     ------      ------      ------     ------

     Total from investment operations                                    1.57      (3.32)      (1.31)       2.12       1.21
                                                                       ------     ------      ------      ------     ------

Less distributions from:
     Net investment income                                              (0.03)     (0.20)      (0.17)      (0.29)     (0.21)
     Net realized gain on investments                                      --         --          --       (0.22)     (0.32)
                                                                       ------     ------      ------      ------     ------

                                                                        (0.03)     (0.20)      (0.17)      (0.51)     (0.53)


Net asset value at end of period                                       $ 9.27     $ 7.73      $11.25      $12.73     $11.12
                                                                       ======     ======      ======      ======     ======

TOTAL RETURN (%) (1)                                                    20.38%    (29.88)%    (10.46)%     20.03%     12.22%
------------                                                            ======     ======      ======      ======     ======


RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of year (in thousands)                               $4,349     $4,494      $6,844      $8,258     $3,494

Ratio of total expenses to average net assets                            4.14%      4.37%       2.89%       3.63%      4.77%

Ratio of total expenses to average net assets, before
     reimbursement and waiver of expenses                                 N/A        N/A        2.50%       2.72%      2.52%

Ratio of net investment income to average net assets                     1.42%      1.51%       1.65%       2.32%      3.06%

Portfolio turnover rate                                                     8%        25%         24%         38%        38%




(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone International Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Capstone New Zealand Fund (a series of Capstone International Series Trust), as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone New Zealand Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.




                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 19, 1999

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1999

--------------------------------------------------------------------------------


         TRUSTEES                       OFFICERS

         Edward L. Jaroski              Edward L. Jaroski
                                                 President-Capstone
                                                 International Series Trust
         James F. Leary
                                        Robert W. Scharar
         John R. Parker                          President-Capstone
                                                 New Zealand Fund

         Bernard J. Vaughan             Linda G. Giuffre
                                                 Secretary/Treasurer

--------------------------------------------------------------------------------


         INVESTMENT ADVISER                   TRANSFER AGENT

         FCA Corp                             PFPC Inc.
         5847 San Felipe                      3200 Horizon Drive
         Suite 850                            P.O. Box 61503
         Houston, TX 77057                    King of Prussia, PA 19406-0903
         1-713-781-7193                       1-800-845-2340


         ADMINISTRATOR                        CUSTODIAN

         Capstone Asset Management Company    Fifth Third Bank
         5847 San Felipe, Suite 4100          Fifth Third Center
         Houston, TX 77057                    38 Fountain Square Plaza
         1-800-262-6631                       Cincinnati, OH 45263


         DISTRIBUTOR                          AUDITORS

         Capstone Asset Planning Company      Briggs, Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100          Two Logan Square, Suite 2121
         Houston, TX 77057                    Philadelphia, PA 19103-4901
         1-800-262-6631

                           CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057


                                  ANNUAL REPORT
                                OCTOBER 31, 1999


                                    CAPSTONE
                                   NEW ZEALAND
                                      FUND



CAPSTONE PYRAMID LOGO
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds


CAPSTONE PYRAMID LOGO
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------

EQUITY

     O CAPSTONE GROWTH FUND, INC.


FIXED INCOME

     O CAPSTONE GOVERNMENT INCOME FUND


INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND


  For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses. Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone New Zealand Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631